UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2023

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Riot Platforms, Inc. (together with its consolidated subsidiaries, the “Company”) is amending its Current Report on Form 8-K dated December 31, 2023, as filed with the Securities and Exchange Commission on August 9, 2024 (the “Original Report”), to revise: (i) the consent of the Company’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP, filed as Exhibit 23.1 to the Original Report, to include references to certain of the Company’s Registration Statements on Form S-8, which were inadvertently omitted from such consent; and (ii) the Exhibit Index description for Exhibit 99.1 in the Original Report, to correct the date of Riot’s Annual Report on Form 10-K referenced therein. A corrected consent of Deloitte & Touche LLP, which amends and restates the original consent, is filed as Exhibit 23.1 hereto, and a corrected description of Exhibit 99.1 to the Original Report, which updates the description to refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, is included in the Exhibit Index hereto (no changes were made to Exhibit 99.1). Other than as described in this Explanatory Note, this Form 8-K/A does not amend any other disclosures contained in the Original Report or the exhibits thereto.

Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits.

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
23.2*	Consent of Marcum LLP.
99.1*

As recast Part I, Item 1. Business, Part I, Item 2. Properties, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8. Financial Statements and Supplementary Data, of Riot’s Annual Report on Form 10-K for the year ended December 31, 2023.

99.2*

As recast, Part I, Item 1. Financial Statements (Unaudited) and Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, of Riot’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Previously filed with the Original Report and incorporated by reference herein.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: August 14, 2024